ALPHAMARK INVESTMENT TRUST

Supplement dated November 26, 2012
To the December 29, 2011
Prospectus of

AlphaMark Large Cap Growth Fund
AlphaMark Small Cap Growth Fund

This Supplement updates certain information contained in the Prospectus of the AlphaMark Large Cap Growth Fund and the AlphaMark Small Cap Growth Fund, each a series of AlphaMark Investment Trust (the “Trust”), dated December 29, 2011.  You should retain this Supplement for future reference.  Copies of the Summary Prospectuses, Prospectus, as supplemented, and Statement of Additional Information, may be obtained free of charge by calling us at 1.866.420.3350 or by visiting www.alphamarkfunds.com.

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The following information replaces the entire subsection “Redemption Fee” found on page 31 of the Prospectus:

Redemption Fee

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

Currently, the Funds do not charge a redemption fee on exchanges between the Funds. However, the Advisor has been authorized to reject any exchange request that it deems potentially disruptive to the Funds. This in no way impacts your right to redeem your Fund shares. In addition, the Funds have reserved the right, at any time, to implement a redemption fee on exchanges between the Funds. Also, the Funds have reserved the right to institute a policy limiting the number of exchanges permitted.

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans, such as 401(k) plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Funds’ Adviser.  In addition, the redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Funds may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.